SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 6, 2002

INKTOMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24339	94-3238130

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 East Third Avenue, Foster City, California 94404

(Address of principal executive offices)

650-653-2800

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
Index of Exhibits
EXHIBIT 10.42
EXHIBIT 10.43
EXHIBIT 10.44

Item 5. Other Events

Bayside Facilities

     On August 28, 2002, through the execution of a Termination and Release Agreement, we exercised the purchase option under our synthetic lease arrangement for our Bayside facilities and title for such facilities was transferred to Inktomi on such date. The Bayside facilities consist of two six-story towers totaling approximately 260,000 square feet located in Foster City, California. Inktomi’s worldwide corporate headquarters occupies approximately half of the space at Bayside, and other tenants occupy the remaining footage. Approximately $114 million of long-term restricted cash was paid to Deutsche Bank and its affiliates, the holders of the synthetic lease for the exercise of the purchase option and the simultaneous synthetic lease arrangement termination. The market value of the buildings is estimated to be approximately $37.5 million to $55.0 million. Inktomi will incur a non-cash charge of $59.0 million to $76.5 million in the fourth fiscal quarter to write down the value of the property to market value. In addition, approximately $5.6 million of additional restricted cash became unrestricted as a result of this transaction due to the release of excess cash collateral.

Parkside Facilities

     On September 5, 2002, we executed a Lease Termination Agreement providing for the termination of Inktomi’s long-term leases for approximately 398,460 rentable square feet of space located in the East Office Building, the West Office Building, and the First Level Office Space, in the office project located at 1001 East Hillsdale Boulevard, Foster City, California. Such property we refer to as the Parkside facilities. As of June 30, 2002, aggregate payments to be made by Inktomi under the leases were approximately $315.7 million over the remaining lease term. In exchange for the termination of the lease, we have agreed to pay the landlords certain consideration including the following: (i) immediate surrender of the cash security deposit of approximately $1.5 million, (ii) consent for the landlords to immediately draw on the letter of credit with Silicon Valley Bank in the amount of approximately $16.5 million, (iii) immediate cash payment of $12 million, a portion of which covers August rent and the pro-rated rent for the month of September through the effective date of the Lease Termination Agreement, (iv) issuance of a $21.5 million promissory note of which $5 million is payable on October 1, 2002 and $16.5 million is paid the earlier of the sale of the Bayside facilities or January 21, 2003, (v) payment of 50% of any amounts in excess of $50 million that we realize upon the sale of the Bayside facilities, (vi) issuance of five million shares of our common stock and (vii) other consideration.

     We will pay to Silicon Valley Bank approximately $7.1 million of the approximately $16.5 million letter of credit after the letter of credit is drawn by the landlords. The remainder of the letter of credit was collateralized by cash in a prior quarter. The collateral amount is classified as “Restricted Cash” within Inktomi’s balance sheet.

     Total value of the lease termination, including cash and non-cash items, is approximately $54 million. Inktomi incurred a charge of $75 million on the abandonment of the Parkside facility in our second fiscal quarter, of which $49 million remained as an accrued liability at the time of the transaction. Accordingly, we expect to recognize an expense of $5 million in the fourth fiscal quarter representing the excess cost over the accrued liability.

     As part of this transaction, the landlords and their affiliates have agreed, at our election, to purchase the Bayside facilities for an amount of $37.5 million. Our right to require the landlords to purchase the Bayside facilities commences on November 1, 2002 and ends on January 21, 2003.

Item 7. Exhibits

Exhibit No.	Exhibit

10.42	Termination and Release Agreement entered into as of the 28th day of August, 2002, by and between INKTOMI CORPORATION, a Delaware corporation, as Lessee, WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee of the Inktomi Trust 2000 and Lessor WILMINGTON TRUST FSB, a federal savings bank, not in its individual capacity except as otherwise expressly provided herein, but solely as Co-Owner Trustee of the Inktomi Trust 2000 and Lessor under the Lease; DEUTSCHE BANK AG, NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a German corporation, as an Investor; DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders) under the Credit Agreement and as Agent for the Lenders; and DEUTSCHE BANK SECURITIES INC. f/k/a DEUTSCHE BANC ALEX. BROWN INC., as Arranger.

10.43	Lease Termination Agreement entered into as of September 5, 2002, and the attachments and exhibits thereto, by and between PARKSIDE TOWERS CO-TENANCY, a tenancy in common between GATEWAY PHOENIX ASSOCIATES, L.P., a California limited partnership, and 5990 SEPULVEDA ASSOCIATES, L.P., a California limited partnership, EOP Operating Limited Partnership, a Delaware limited partnership and INKTOMI CORPORATION, a Delaware corporation.

10.44	Participation and Put Option Agreement entered into as of September 5, 2002, and the attachments and exhibits thereto, by and among PARKSIDE TOWERS CO-TENANCY, a tenancy in common between GATEWAY PHOENIX ASSOCIATES, L.P., a California limited partnership, and 5990 SEPULVEDA ASSOCIATES, L.P., a California limited partnership, EOP Operating Limited Partnership, a Delaware limited partnership and INKTOMI CORPORATION, a Delaware corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKTOMI CORPORATION

Dated: September 6, 2002	By:	/s/ Randy Gottfried

Randy Gottfried Senior Vice President and Chief Financial Officer

Index of Exhibits

Exhibit No.	Exhibit

10.42	Termination and Release Agreement entered into as of the 28th day of August, 2002, by and between INKTOMI CORPORATION, a Delaware corporation, as Lessee, WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee of the Inktomi Trust 2000 and Lessor WILMINGTON TRUST FSB, a federal savings bank, not in its individual capacity except as otherwise expressly provided herein, but solely as Co-Owner Trustee of the Inktomi Trust 2000 and Lessor under the Lease; DEUTSCHE BANK AG, NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a German corporation, as an Investor; DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders) under the Credit Agreement and as Agent for the Lenders; and DEUTSCHE BANK SECURITIES INC. f/k/a DEUTSCHE BANC ALEX. BROWN INC., as Arranger.

10.43	Lease Termination Agreement entered into as of September 5, 2002, and the attachments and exhibits thereto, by and between PARKSIDE TOWERS CO-TENANCY, a tenancy in common between GATEWAY PHOENIX ASSOCIATES, L.P., a California limited partnership, and 5990 SEPULVEDA ASSOCIATES, L.P., a California Limited partnership, EOP Operating limited Partnership, a Delaware limited partnership and INKTOMI CORPORATION, a Delaware corporation.

10.44	Participation and Put Option Agreement entered into as of September 5, 2002, and the attachments and exhibits thereto, by and among PARKSIDE TOWERS CO-TENANCY, a tenancy in common between GATEWAY PHOENIX ASSOCIATES, L.P., a California limited partnership, and 5990 SEPULVEDA ASSOCIATES, L.P., a California limited partnership, EOP Operating Limited Partnership, a Delaware limited partnership and INKTOMI CORPORATION, a Delaware corporation.